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________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3

                 RULE 13e-3 TRANSACTION STATEMENT (PURSUANT TO
             SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                               (AMENDMENT NO. 4)
                            ------------------------

                             CAPITA PREFERRED TRUST
                              (NAME OF THE ISSUER)

                             CAPITA PREFERRED TRUST
                         CAPITA PREFERRED FUNDING L.P.
                      AT&T CAPITAL LEASING SERVICES, INC.
                       AT&T CAPITAL SERVICES CORPORATION
                            AT&T CAPITAL CORPORATION
                           NEWCOURT CREDIT GROUP INC.
                       (NAME OF PERSONS FILING STATEMENT)
                            ------------------------

           9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm' ("TOPrS'sm'")
             (LIQUIDATION AMOUNT $25 PER TRUST PREFERRED SECURITY)
                           OF CAPITA PREFERRED TRUST
                         (TITLE OF CLASS OF SECURITIES)

                                   139710206
                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------

                           GLENN A. VOTEK, TREASURER
                            AT&T CAPITAL CORPORATION
                                44 WHIPPANY ROAD
                       MORRISTOWN, NEW JERSEY 07962-1983
                                 (973) 397-3000
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
      NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                            ------------------------

                                   COPIES TO:

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
                  SCOTT J. MOORE, ESQ.                                      STEPHAN J. FEDER, ESQ.
                     GENERAL COUNSEL                                      SIMPSON THACHER & BARTLETT
                AT&T CAPITAL CORPORATION                                     425 LEXINGTON AVENUE
                    44 WHIPPANY ROAD                                     NEW YORK, NEW YORK 10017-3954
            MORRISTOWN, NEW JERSEY 07962-1983                                   (212) 455-2000
                     (973) 397-3000

                            ------------------------

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

          a. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A, REGULATION 14C OR RULE 13E-3(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

          b. [ ] THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.

          c.  [x] A TENDER OFFER.

          d.  [ ] NONE OF THE ABOVE.

     CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING BOX (a) ARE PRELIMINARY COPIES: [ ]

________________________________________________________________________________
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     This Amendment No. 4 amends and supplements the Transaction Statement on
Schedule 13E-3 filed on July 27, 1998 (as amended and supplemented, the "Schedule 13E-3") by the Trust, the Partnership, the Subsidiary Issuers, AT&T Capital, and Newcourt (each as defined herein) relating to (i) an offer (the "Offer") by AT&T Capital Corporation, a Delaware corporation ("AT&T Capital") and an indirect wholly owned subsidiary of Newcourt Credit Group Inc., an Ontario corporation ("Newcourt"), to purchase any and all outstanding 9.06% Trust Originated Preferred Securities'sm' ("TOPrS'sm'") (Liquidation Amount $25 per Trust Preferred Security) (the "Securities" or "Trust Preferred Securities") of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the "Trust"), and (ii) a solicitation (the "Consent Solicitation") by AT&T Capital from the holders of Trust Preferred Securities as of July 20, 1998 for consents to proposed amendments to (a) the Amended and Restated Limited Partnership Agreement of Capita Preferred Funding L.P., a Delaware limited partnership (the "Partnership"), that will provide for an early redemption of partnership preferred securities issued thereunder and (b) the indentures of AT&T Capital and two of its wholly owned subsidiaries, AT&T Capital Leasing Services, Inc. and AT&T Capital Services Corporation (each subsidiary, a "Subsidiary Issuer"), that will provide for early redemptions of the debentures issued thereunder. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned thereto in the Offer to Purchase and Consent Solicitation, dated as of July 27, 1998, filed as Exhibit (d)(1) to Schedule 13E-3.

ITEM 10 INTEREST IN SECURITIES OF THE ISSUER.

     Item 10 of Schedule 13E-3 is hereby amended and supplemented as follows:

          The Offer expired at midnight, New York City time, on Wednesday, August 26, 1998. Based on information provided to AT&T Capital, a total of approximately 7,430,000 Securities (or approximately 93% of the 8,000,000 Securities outstanding) were validly tendered and not properly withdrawn pursuant to the Offer. In conjunction with the expiration of the Offer, AT&T Capital has received the Requisite Consents to the Proposed Amendments from holders of record of the Trust Preferred Securities and, as a result, AT&T Capital, the Subsidiary Issuers and the Indenture Trustee have executed supplemental indentures to effect the Proposed Amendments. Following the effectiveness of the Proposed Amendments, AT&T Capital shall accept for payment, and notify the Depositary to promptly pay for on September 1, 1998 (the "Payment Date"), the tendered and accepted Securities at the purchase price of $29.69 per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash.

          Concurrently with the settlement of the Trust Preferred Securities on the Payment Date, the Partnership will redeem the Partnership Preferred Securities, and AT&T Capital and the Subsidiary Issuers will redeem the Debentures. In addition, the Trust will redeem any and all Trust Preferred Securities that were not validly tendered in the Offer on the Payment Date. Holders who did not validly tender their Trust Preferred Securities in the Offer will be entitled to receive a redemption price of $29.25 per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash.

          The completion of the Offer was publicly announced in a press release issued by AT&T Capital on August 27, 1998, a copy of which is filed as an Exhibit hereto and is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     Item 17 is hereby amended and supplemented to add the following:

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
        (d)(14)   Press release issued by AT&T Capital on August 27, 1998.
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                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: August 27, 1998

                                                NEWCOURT CREDIT GROUP INC.
                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                                 AT&T CAPITAL CORPORATION
                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                                  CAPITA PREFERRED TRUST
                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                          TRUSTEE

                                              CAPITA PREFERRED FUNDING L.P.
                                              By: AT&T CAPITAL CORPORATION,
                                                     as General Partner
                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                           AT&T CAPITAL LEASING SERVICES, INC.
                                          By:         /s/ DAVID F. BANKS
                                             ...................................
                                                       DAVID F. BANKS
                                                  CHIEF EXECUTIVE OFFICER

                                            AT&T CAPITAL SERVICES CORPORATION
                                          By:       /s/ KENNETH BRUCHANSKI
                                             ...................................
                                                     KENNETH BRUCHANSKI
                                                  CHIEF FINANCIAL OFFICER

                                       3
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                                 EXHIBIT INDEX

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
EXHIBIT
  NO.                                                   DESCRIPTION
-------   --------------------------------------------------------------------------------------------------------

(d)(14)   Press release issued by AT&T Capital on August 27, 1998.
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                          STATEMENT OF DIFFERENCES
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  The service mark symbol shall be expressed as.......................... 'sm'


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